Valkyrie Bitcoin Strategy ETF N-1A/A

Exhibit 99(q)

Valkyrie ETF Trust II

Power of Attorney

Know All Men By These Presents, that the undersigned, a trustee of the above-referenced organizations, hereby constitutes and appoints Shawn Singh (with full power to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in his name, place and stead, in any and all capacities, to sign and file one or more Registration Statements on Form N-1A under the Securities Act of l933 and the Investment Company Act of l940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of securities thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

In Witness Whereof, the undersigned trustee of the above-referenced organizations has hereunto set his hand this 11th day of October, 2021.

/s/ Nick Bonos
Nick Bonos

State of Maryland	)
) SS
County of Montgomery	)

On this 11th day of October, 2021, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.

“Official Seal”

Kelly Waller	/s/ Kelly Waller
Notary Public, State of Maryland	Notary Public

My Commission Expires: 3/9/23

Valkyrie ETF Trust II

Power of Attorney

Know All Men By These Presents, that the undersigned, a trustee of the above-referenced organizations, hereby constitutes and appoints Nick Bonos and Shawn Singh and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in his name, place and stead, in any and all capacities, to sign and file one or more Registration Statements on Form N-1A under the Securities Act of 1933 and the Investment Company Act of 1940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of securities thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

In Witness Whereof, the undersigned trustee of the above-referenced organizations has hereunto set his hand this 12th day of October, 2021.

/s/ Keith Fletcher
Keith Fletcher

State of New Jersey	)
) SS
County of Monmouth	)

On this 12th day of October, 2021, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.

“Official Seal”

Wesley Marciniak	/s/ Wesley Marciniak
Notary Public, State of New Jersey	Notary Public

My Commission Expires: 01/30/2022

Valkyrie ETF Trust II

Power of Attorney

Know All Men By These Presents, that the undersigned, a trustee of the above-referenced organizations, hereby constitutes and appoints Nick Bonos and Shawn Singh and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in his name, place and stead, in any and all capacities, to sign and file one or more Registration Statements on Form N-1A under the Securities Act of 1933 and the Investment Company Act of 1940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of securities thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

In Witness Whereof, the undersigned trustee of the above-referenced organizations has hereunto set his hand this 11th day of October, 2021.

/s/ Stephen Lehman
Stephen Lehman

State of California	)
) SS
County of Ventura	)

On this 11th day of October, 2021, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.

“Official Seal”

Matthew James Nemethy	/s/ Matthew James Nemethy
Notary Public, State of California	Notary Public

My Commission Expires: 7/18/2023

Valkyrie ETF Trust II

Power of Attorney

Know All Men By These Presents, that the undersigned, a trustee of the above-referenced organizations, hereby constitutes and appoints Nick Bonos and Shawn Singh and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in his name, place and stead, in any and all capacities, to sign and file one or more Registration Statements on Form N-1A under the Securities Act of 1933 and the Investment Company Act of 1940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of securities thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

In Witness Whereof, the undersigned trustee of the above-referenced organizations has hereunto set his hand this 12th day of October, 2021.

/s/ Mark Osterheld
Mark Osterheld

State of Maine	)
) SS
County of Knox	)

On this 12th day of October, 2021, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.

“Official Seal”

Ann H. Thomas	/s/ Ann H. Thomas
Notary Public, State of Maine	Notary Public

My Commission Expires: 3/15/2025

Valkyrie ETF Trust II

Power of Attorney

Know All Men By These Presents, that the undersigned, a trustee of the above-referenced organizations, hereby constitutes and appoints Nick Bonos (with full power to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in his name, place and stead, in any and all capacities, to sign and file one or more Registration Statements on Form N-1A under the Securities Act of 1933 and the Investment Company Act of 1940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of securities thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

In Witness Whereof, the undersigned trustee of the above-referenced organizations has hereunto set his hand this 12th day of October, 2021.

/s/ Shawn Singh
Shawn Singh

State of Texas	)
) SS
County of Harris	)

On this 12th day of October, 2021, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.

“Official Seal”

Teresa Tran	/s/ Teresa Tran
Notary Public, State of Texas	Notary Public

My Commission Expires: 12/28/2023